Exhibit 10.31

LOCK-UP AGREEMENT

September 8, 2006

Digital Music Group, Inc.

2151 River Plaza Drive, Suite 200

Sacramento, CA 95833

Ladies and Gentlemen:

Reference is made to that certain Agreement and Plan of Merger (the “Merger Agreement”) by and among Digital Music Group, Inc., a Delaware corporation (the “Purchaser”), Longtail Acquisition Corp., a California corporation, Digital Rights Agency LLC, a California limited liability company (the “Company”), and certain members of the Company, relating to the acquisition of the Company, and the issuance of cash and shares of Purchaser Common Stock in exchange for all of the issued and outstanding units of membership interest in the Company. Capitalized terms used in this lock-up agreement (this “Agreement”) and not otherwise defined shall have the meanings ascribed to them in the Merger Agreement.

In order to induce Purchaser to enter into the Merger Agreement and to consummate the transactions contemplated therein, the undersigned hereby agrees not to, without the prior written consent of Purchaser, directly or indirectly, offer, sell, contract to sell, sell short, or otherwise dispose of, any equity or debt securities of Purchaser held by the undersigned or beneficially issued to the undersigned pursuant to the Purchase Agreement or otherwise, including, without limitation, any shares of the Purchaser’s common stock and any rights, options or warrants to purchase shares of Purchaser’s common stock (collectively, the “Purchaser Securities”) or file any registration statement with respect to any of the foregoing, or enter into any swap or other agreement that transfers, in whole or in part, directly or indirectly, the economic consequences of ownership of shares of Purchaser Securities, whether any such swap or transaction is to be settled by delivery of Purchaser Securities or other securities, in cash or otherwise, until the expiration of the minimum holding period for the shares of Purchaser Common Stock issuable at the Closing under Rule 144 (“Rule 144”) of the Securities Act of 1933, as amended; provided that, with respect to 50% of the shares of Purchaser Common Stock issuable to the undersigned at Closing, the foregoing restrictions shall apply until the later of such minimum holding period under Rule 144 and the second anniversary of the Closing Date. Notwithstanding the foregoing, nothing herein shall prohibit the undersigned from (a) acquiring any Purchaser Securities directly from the Purchaser or exercising or converting any Purchaser Securities; provided, however, that any Purchaser Securities received upon the exercise of any derivative security of the Purchaser shall be subject to the restrictions set forth herein, (b) surrendering any Purchaser Securities pursuant to the terms of a merger or consolidation approved by the Board of Directors of Purchaser and a majority of the stockholders of Purchaser or (c) tendering any Purchaser Securities pursuant to a tender offer made in compliance with Sections 13 and 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder and approved by the board of directors of Purchaser. Notwithstanding anything contained herein to the contrary, the undersigned may, without the prior written consent of Purchaser, transfer any Purchaser Securities (a) as a bona fide gift or gifts, (b) on death by beneficiary designation, will or intestacy or (c) to the undersigned’s immediate family or to a trust, partnership or other entity, the beneficiaries, partners or equity holders of which are exclusively the undersigned and/or members of the undersigned’s immediate family; provided that the undersigned provides prior written notice of such transfer to Purchaser and the transferee(s) thereof agree(s) in writing to be bound by the restrictions set

Digital Music Group, Inc.

September 8, 2006

forth herein. For purposes hereof, “immediate family” shall include the lineal descendants, spouse, adopted child, parents, grandparents and siblings of the undersigned.

By signing and returning this Agreement, you further (a) represent and consent that you have full power and authority to enter into this Agreement and that, upon request, you will execute any additional documents necessary or desirable in connection with this Agreement and its enforcement; and (b) understand that this Agreement is irrevocable by you, all authority herein conferred by you or agreed to be conferred by you shall survive your death or incapacity, and any of your obligations hereunder shall be binding on you and your heirs, personal representatives, successors and assigns.

Furthermore, the undersigned hereby agrees and consents to the entry of stop transfer instructions with Purchaser’s transfer agent against the transfer of the Purchaser Securities in contravention of this Agreement.

By:	/s/ Tuhin Roy
Name: Tuhin Roy